Exhibit 99.1

Bay View Deposit Corporation Bay View 2005 LJ-1 Owner Trust

For Payment Date:	Feb 27, 2006
For Collection Period:	January-06
For Determination Date:	Feb 17, 2006
A. PRINCIPAL BALANCE RECONCILIATION

	A-1	A-2	A-3	A-4	# LOANS	TOTAL	LOAN BALANCE
(A) Original Principal Balance	38,600,000.00	62,600,000.00	64,100,000.00	66,800,000.00	8,335	232,100,000.00	232,100,000.00
(B) Beginning Balance	0.00	32,428,376.07	64,100,000.00	66,800,000.00	6,719	163,328,376.07	163,328,376.07
(C) Collections (Regular Payments)	0.00	2,511,201.64	0.00	0.00	n/a	2,511,201.64	2,511,201.64
(D) Withdrawal from Payahead (Principal)	0.00	0.00	0.00	0.00	n/a	0.00	0.00
(E) Collections (Principal Payoffs)	0.00	2,539,744.19	0.00	0.00	111	2,539,744.19	2,539,744.19
(F) Gross Charge Offs (Prior Mo. End Bal)	0.00	676,392.78	0.00	0.00	28	676,392.78	676,392.78
(G) Principal Reductions (Other)(Partial chg-off)	0.00	0.00	0.00	0.00	n/a	0.00	0.00
(H) Repurchases	0.00	0.00	0.00	0.00	0	0.00	0.00
(I) Ending Balance	0.00	26,701,037.46	64,100,000.00	66,800,000.00	6,580	157,601,037.46	157,601,037.46

(J) Certificate Factor	0.000000%	42.653414%	100.000000%	100.000000%	78.944211%	67.902213%	67.902213%

Notional Principal Balance: Class I
(K) Beginning							108,796,371.95
(L) Reduction							5,727,338.61
(M) Ending							103,069,033.34

Notional Principal Balance: Companion Component
(N) Beginning							54,532,004.12
(O) Reduction							—
(P) Ending							54,532,004.12
B. CASH FLOW RECONCILIATION

TOTALS
(A) CASH WIRED-PRINCIPAL AND INTEREST COLLECTIONS	6,235,554.20
(B) INTEREST WIRED — COLLECTION ACCOUNT & PAYAHEAD ACCOUNT	25,595.28
(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT	0.00
(D) ADVANCES	6,153.23
(E) REPURCHASES	0.00
(F) GROSS CHARGE OFF RECOVERIES	269,504.42
(G) SPREAD ACCOUNT WITHDRAWAL	0.00
(H) Policy Draw for “I” Interest	0.00
(I) Policy Draw for “A-1” Interest or Ultimate Principal	0.00
(J) Policy Draw for “A-2” Interest or Ultimate Principal	0.00
(K) Policy Draw for “A-3” Interest or Ultimate Principal	0.00
(L) Policy Draw for “A-4” Interest or Ultimate Principal	0.00

TOTAL COLLECTIONS	6,536,807.13
C. TRUSTEE DISTRIBUTION

TOTAL
(A) TOTAL CASH FLOW	6,536,807.13
(B) DEPOSIT TO PAYAHEAD	2.96
(C) Indenture Trustee Fee	0.00
(D) UNRECOVERED INTEREST ADVANCES	10,161.73
(E) SERVICING FEE (DUE AND UNPAID)	136,106.98
(F) Standby Servicing Fee (not to exceed $50,000)	4,763.74
(G) Owner Trustee Fee (not to exceed $25,000)	333.33
(H) INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(I) INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE	97,825.60
(J) INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE	206,188.33
(K) INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE	227,676.67
(L) Interest to “I” Certificate Holders, including Overdue	45,331.82
(M) PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(N) PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE	5,727,338.61
(O) PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(P) PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(Q) Policy Premium and Unreimbursed Draws	36,748.88
(R) Spread Account (up to the Requisite Amount)	0.00
(S) Additional Unpaid Standby Servicing Fee	0.00
(T) Additional Unpaid Indenture Trustee Fee	0.00
(U) Additional Unpaid Owner Trustee Fee	0.00
(V) Interests Advance Recovery Payments	1,395.99
(W) EXCESS YIELD	42,932.49

BALANCE	0.00
D. SPREAD ACCOUNT

SPREAD
ACCOUNT
(A) BEGINNING BALANCE	9,115,582.52
(B) ADDITIONS TO SPREAD AMOUNT	42,932.49
(C) INTEREST EARNED	30,877.52
(D) DRAWS	0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS	0.00
(F) DISTRIBUTION OF FUNDS TO SERVICER	0.00
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO ISSUER	540,842.78
(H) ENDING BALANCE	8,648,549.75

(I) REQUIRED BALANCE	8,274,054.47
(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO ISSUER	374,495.28

Bay View Deposit Corporation
Bay View 2005 LJ-1 Owner Trust

For Payment Date:	Feb 27, 2006
For Collection Period:	January-06
For Determination Date:	Feb 17, 2006
E. CURRENT RECEIVABLES DELINQUENCY

	NUMBER	BALANCE
# PAYMENT DELINQUENCY
(A) 61-90	8	163,369.51
(B) 90+ days	5	77,487.66
(C) TOTAL	13	240,857.17
F. REPOSSESSIONS

	NUMBER	BALANCE
(A) COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)	4	75,612.14
(B) AGGREGATE REPOSSESSIONS	91	2,513,289.37
(C) UNLIQUIDATED REPOSSESSIONS	6	130,615.31

G. PAYAHEAD RECONCILIATION

(A) BEGINNING BALANCE		370.93
(B) DEPOSIT		2.96
(C) WITHDRAWAL		0.00
(D) ENDING BALANCE		373.89
PERFORMANCE TEST
H. DELINQUENCY RATIO (61+)

	DELINQUENT
	MONTH	POOL	DELINQUENCY
MONTH	BALANCE	BALANCE	%
(A) CURRENT	240,857.17	157,601,037.46	0.1528%
(B) 1ST PREVIOUS	567,767.98	163,328,376.07	0.3476%
(C) 2ND PREVIOUS	550,290.84	168,587,691.52	0.3264%
(D) THREE MONTH ROLLING AVERAGE	452,972.00	163,172,368.35	0.2756%
J. CUMULATIVE NET LOSS RATE

	BALANCE	BALANCE	Net Loss Rate %
(A) Collection Period Charge-Off receivables	676,392.78
(B) Aggregate Cram Down Losses during period	—
(C) Less: Recoveries (current month)	269,504.42
(D) Prior Period Adjustment	—
(E) Net Losses current period	406,888.36
(F) Prior Period cumulative net losses	1,599,182.53
(G) Cumulative Net Losses (current period)	2,006,070.89	232,100,000.00	0.86%
K. EXTENSION RATE

	MONTH BALANCE	POOL BALANCE	Extension Rate %
(A) Principal Balance of Receivables extended during current period (not to exceed .75% of Original Pool Balance)	427,256.59	157,601,037.46	0.27%
L. LOCKBOX TEST

	AMOUNT	NUMBER
(A) Total Payments to Lockbox (Current Month)	3,863,837.77	6,700
(B) Total Payments (Current Month)	6,505,058.62	6,960
(C) Lockbox Payment Percentage		96.26%

M. FINANCIAL COVENANTS

(A) Monthly BVAC capital (at least $50MM)	50,000,000
(B) Monthly BVAC cash and working capital borrowing capacity (at least $5MM)	11,472,285
(C) Monthly BVAC net worth (at least $20MM)	62,770,709

N. WAC-Weighted Average Coupon	8.10%
O. WAM-Weighted Average Maturity	64.72
P. TRIGGERS

	Trigger Level	Actual Level	In Compliance?
(A) Average Delinquency Ratio	1.00%	0.28%	Yes
(B) Cumulative Net Loss	1.15%	0.86%	Yes
(C) Extension Rate	0.75%	0.27%	Yes
(D) Lockbox Test	85.00%	89.71%	Yes

/s/ Kevin Rieke	APPROVED BY:	/s/ John Okubo

Kevin Rieke		John Okubo
Bay View Acceptance Corp		Bay View Acceptance Corp